UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2021

CITIZENS FINANCIAL GROUP, INC.
 (Exact name of the registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

         One Citizens Plaza
          Providence, RI                                  02903
    (Address of principal executive offices)                        (Zip Code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.350% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	CFG PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 5.000% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	CFG PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Citizens Financial Group, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders on April 22, 2021 (the “Annual Meeting”).

(b) At the Annual Meeting, the stockholders (i) elected all of the Company’s nominees for director for a one-year term expiring at the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified, (ii) approved the advisory vote on executive compensation, (iii) voted, on an advisory basis, in favor of holding future advisory votes on executive compensation every year, and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for 2021.

The following sets forth the number of votes cast for and against each director nominee and each other matter voted upon at the Annual Meeting. In addition, the following sets forth the number of abstentions and broker non-votes with respect to each director nominee and each other matter, as applicable.

1.Election of Directors:

	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
Lee Alexander	368,914,807	412,994	154,893	20,231,529
Christine M. Cumming	368,926,649	430,203	125,842	20,231,529
William P. Hankowsky	355,457,713	13,872,999	151,982	20,231,529
Leo I. Higdon	362,197,842	7,133,293	151,559	20,231,529
Edward J. Kelly III	363,187,384	6,147,458	147,852	20,231,529
Charles J. Koch	357,170,985	12,160,348	151,361	20,231,529
Robert G. Leary	368,883,353	447,416	151,925	20,231,529
Terrance J. Lillis	368,894,643	435,531	152,520	20,231,529
Shivan S. Subramaniam	344,129,986	25,024,262	328,446	20,231,529
Christopher J. Swift	368,874,928	442,177	165,589	20,231,529
Bruce Van Saun	345,833,739	22,099,556	1,549,399	20,231,529
Wendy A. Watson	364,606,911	4,751,789	123,994	20,231,529
Marita Zuraitis	367,914,213	1,441,453	127,028	20,231,529

2.Advisory Vote on Executive Compensation:

For	340,047,666
Against	28,966,389
Abstain	468,639
Broker Non-Votes	20,231,529

3.Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation:

One Year	364,856,784
Two Years	157,938
Three Years	4,299,963
Abstain	168,009
Broker Non-Votes	20,231,529

4.Ratification of Deloitte & Touche LLP as Registered Independent Public Accounting Firm for 2021:

For	373,433,874
Against	16,173,520
Abstain	106,829
Broker Non-Votes	0

(c) Disclosure Regarding Frequency of Stockholder Advisory Vote on Executive Compensation. A majority of the votes cast by stockholders at the Annual Meeting voted, on an advisory basis, to hold future advisory votes to approve executive compensation every year. In line with this recommendation by our stockholders, our Board of Directors has decided that it will include an advisory stockholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ Robin S. Elkowitz
Robin S. Elkowitz
Executive Vice President, Deputy General Counsel and Secretary
Date:  April 23, 2021